SUPPLEMENT DATED MAY 1, 2009
TO PROSPECTUS DATED MAY 1, 2007

INHERITANCE BUILDER PLUS
Issued through
Separate Account VUL-A
By
Transamerica Life Insurance Company

The following information hereby supplements or amends, and to the extent inconsistent replaces, certain information contained in your prospectus:

Transamerica Money Market VP Portfolio

Please add the following footnote to the portfolio listing contained in your prospectus:

There can be no assurance that the Transamerica Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica Money Market VP subaccount may become extremely low and possibly negative.

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Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your accumulation value, but also on our ability to meet the guarantees under your Policy.

Assets in the Separate Account. You assume all of the investment risk for your accumulation value that is allocated to the sub-accounts of the separate account. Your accumulation value in those sub-accounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account. See “The Fixed Account.” The general account is not segregated or insulated from the claims of Transamerica’s creditors.
Policy owners look to the financial strength of the insurance company for its insurance guarantees. More specifically, any guarantees under the Policy that exceed your accumulation value are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of accumulation value are subject to (i) our financial strength and claims-paying ability and (ii) the risk that we may not be able to cover, or may default on, our obligations under those guarantees.
The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.
We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policy owners. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we may hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and accumulation value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.
We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective policyowners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI). The SAI is available at no charge by writing to our administrative office. In addition, the SAI is available on the SEC’s website at http://www.sec.gov .

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For additional information, you may contact us at our administrative and service office at 1-800-525-6205, from 8:00 a.m. – 4:30 p.m., Central Time. TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.finra.com or by calling 1-800-289-9999. You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") (formerly NASD) describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2007 PRODUCT PROSPECTUS